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                                                                    EXHIBIT 10.4



                               SECOND AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into as of February 5, 2003 by and among AMSURG CORP., a Tennessee corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS:

         1. The Borrower, Lenders and Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement dated May 5, 2000, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated June 22, 2001 (as amended, the "Agreement").


         2. The Borrower and Lender desire to further amend the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Borrower, the Lenders and the Administrative Agent agree as follows:

         1.       Section 7.5 of the Agreement is hereby amended and restated as follows:

                  SECTION 7.5 RESTRICTED PAYMENTS. Except for dividends payable from a Wholly Owned Subsidiary to the Borrower, the Borrower will not, and will not permit any of its corporate Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase redemption, retirement, defeasance or other acquisition of, any shares of treasury stock (each, a "Restricted Payment"); provided however the Borrower shall be permitted to purchase in the aggregate during the term of this Agreement treasury stock totaling no greater than $25,000,000.

         2.       The Agreement is not amended in any other respect.

         3. The Borrower represents and warrants that no Event of Default has occurred and is continuing under the Agreement

         4. The Borrower agrees that its obligations are valid and binding, enforceable in accordance with their respective terms, subject to no defense, counterclaim, or objection.

         5. This Amendment may be executed in any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument and will be effective upon execution by Borrower, Administrative Agent and the Required Lenders.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                             BORROWER:

                                             AMSURG CORP.



                                             By: /s/ Claire M. Gulmi
                                                 ------------------------------

                                             Title: CFO
                                                    ---------------------------



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                                             SUNTRUST BANK
                                             as Administrative Agent, as Issuing
                                             Bank, and as a Lender



                                             By: /s/ Mark D. Matthew
                                                 ------------------------------

                                             Title: Director
                                                    ---------------------------



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                                             BANK OF AMERICA, N.A.,
                                             as Syndication Agent and as a
                                             Lender



                                             By: /s/ Elizabeth L. Knox
                                                 ------------------------------

                                             Title: Senior Vice President
                                                    ---------------------------



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                                           US BANK, NATIONAL ASSOCIATION,
                                           successor-in-interest to Firstar
                                           Bank, N.A., as a Lender



                                           By: /s/ S.W. Choppin
                                               -------------------------------

                                           Title: Senior Vice President
                                                  ----------------------------



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                                             AMSOUTH BANK,
                                             as a Lender


                                             By: /s/ William H. Berrell
                                                 ------------------------------

                                             Title: Vice President
                                                    ---------------------------



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                                    STANDARD FEDERAL, N.A.,
                                    successor-in-interest to Michigan
                                    National Bank, as a Lender


                                    By: /s/ Ralph P. Binggeser
                                        -----------------------------------

                                    Title: Commercial Relationship Manager
                                           -------------------------------



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                                             BANK OF OKLAHOMA, N.A.,
                                             as a Lender


                                             By: /s/ Heather E. Williams
                                                 ------------------------------

                                             Title: Assistant Vice President
                                                    ---------------------------



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                                             FIRST TENNESSEE BANK, NATIONAL
                                             ASSOCIATION, as a Lender


                                             By: Deryl J. Bauman
                                                 ------------------------------

                                             Title: Vice President
                                                    ---------------------------



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                                             KEY CORPORATE CAPITAL, INC., as a
                                             Lender


                                             By: /s/ Wendy Butler
                                                 ------------------------------

                                             Title: Vice President
                                                    ---------------------------